UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 29, 2017

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

Information set forth in Item 8.01 below, as to the satisfaction and discharge of the Indenture governing the 2022 Notes (as such terms are defined below), is incorporated by reference into this Item 1.02.
Item 8.01. Other Events.

As previously disclosed, on October 30, 2017, Laredo Petroleum, Inc. (the “Company”) called for redemption all $500,000,000 aggregate principal amount of its 7.375% Senior Notes due 2022 (the “2022 Notes”). On November 29, 2017 (the “Redemption Date”), the entire $500,000,000 outstanding principal amount of the Company’s 2022 Notes was redeemed at a redemption price of 103.688% of the principal amount of the 2022 Notes, plus accrued and unpaid interest up to, but not including, the Redemption Date (the “Redemption”). As a result of the Redemption, the Indenture, dated as of April 27, 2012 (the “Base Indenture”), by and among the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee, as supplemented by that certain Supplemental Indenture, dated as of April 27, 2012 (the “Supplemental Indenture”), and that certain Second Supplemental Indenture, dated as of December 31, 2013 (the “Second Supplemental Indenture”), as supplemented by that certain Amended & Restated Supplemental Indenture, dated as of June 24, 2014 (the “Amended & Restated Supplemental Indenture”), which amended and restated the Supplemental Indenture and the Second Supplemental Indenture, and as further supplemented by that certain Fourth Supplemental Indenture, dated as of December 3, 2014 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the Supplemental Indenture, the Second Supplemental Indenture and the Amended & Restated Supplemental Indenture, the “Indenture”), governing the 2022 Notes is discharged and ceases to be of further effect as to all outstanding notes thereunder (subject to certain exceptions) as of the Redemption Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: November 29, 2017	By:	/s/ Richard C. Buterbaugh
Richard C. Buterbaugh
Executive Vice President & Chief Financial Officer